WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
CONSOLIDATED EARNINGS
(in millions, except per-share figures)

	Q3		Year-to-date		Q2
	Sept. 30,	Sept. 28,	Sept. 30,	Sept. 28,	June 30,
	2009	2008	2009	2008	2009
Net sales and revenues:
Forest Products	$1,211	$1,778	$3,506	$5,269	$1,192
Real Estate	196	329	567	1,054	199
Total net sales and revenues	1,407	2,107	4,073	6,323	1,391

Costs and expenses:
Forest Products:
Costs of products sold	973	1,413	3,001	4,330	1,050
Alternative fuel mixture credits	(122)	-	(229)	-	(107)
Depreciation, depletion and amortization	123	147	370	438	125
Selling expenses	33	57	109	173	33
General and administrative expenses	79	109	258	382	83
Research and development expenses	10	14	38	49	15
Charges for restructuring and closures	67	10	195	87	46
Impairment of goodwill and other assets	36	65	74	147	20
Other operating income, net (1)	(184)	(7)	(255)	(8)	(77)
	1,015	1,808	3,561	5,598	1,188
Real Estate:
Costs and operating expenses	172	365	487	1,001	164
Depreciation and amortization	3	5	11	14	4
Selling expenses	19	32	61	105	20
General and administrative expenses	16	26	61	82	17
Other operating costs (income), net	13	(3)	20	(4)	7
Impairment of long-lived assets and other related charges	46	230	141	547	53
	269	655	781	1,745	265
Total costs and expenses	1,284	2,463	4,342	7,343	1,453

Operating income (loss)	123	(356)	(269)	(1,020)	(62)

Forest Products:
Interest expense incurred	(107)	(126)	(322)	(384)	(107)
Less: interest capitalized	1	11	5	56	2
Interest income and other	15	29	42	58	13
Gain on Uruguay restructuring	-	-	-	101	-
Equity in income (loss) of affiliates	(4)	10	(1)	8	-
Real Estate:
Interest expense incurred	(8)	(10)	(22)	(36)	(7)
Less: interest capitalized	6	10	20	36	7
Interest income and other	3	1	5	2	1
Equity in income of unconsolidated entities	1	15	14	16	11
Impairments of investments and other related charges	-	(10)	(32)	(117)	(6)
Earnings (loss) from continuing operations before income taxes	30	(426)	(560)	(1,280)	(148)
Income tax benefit (provision) (2)	(35)	221	173	574	32
Earnings (loss) from continuing operations	(5)	(205)	(387)	(706)	(116)
Discontinued operations, net of taxes (3)	-	480	-	678	-
Net earnings (loss)	(5)	275	(387)	(28)	(116)
Less: net loss attributable to noncontrolling interests	5	5	17	64	10
Net earnings (loss) attributable to Weyerhaeuser common shareholders	$-	$280	$(370)	$36	$(106)

Basic and diluted net earnings (loss) per share attributable to Weyerhaeuser common shareholders:
Continuing operations	$-	$(0.94)	$(1.75)	$(3.04)	$(0.50)
Discontinued operations	-	2.27	-	3.21	-
Net earnings (loss) per share	$-	$1.33	$(1.75)	$0.17	$(0.50)

Dividends paid per share	$0.05	$0.60	$0.55	$1.80	$0.25

Weighted average shares outstanding (in thousands):
Basic	211,357	211,284	211,337	211,247	211,356
Diluted	211,357	211,284	211,337	211,247	211,356

Common shares outstanding at end of period (in thousands)	211,357	211,289	211,357	211,289	211,357

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
FOOTNOTES TO CONSOLIDATED EARNINGS
(in millions)

(1)	Other operating income, net for third quarter and year-to-date 2009 include $163 million gain on sale of 140,000 acres of non-strategic timberlands.

(2)
(a) Third quarter and year-to-date 2009 include $21 million in net tax charges related to the true-up of previous tax liabilities, state tax law and rate changes and interest on unrecognized tax benefits.

(b) Year-to-date 2008 includes $14 million for tax benefits related to the release of FIN 48 tax liabilities.

(3)	Discontinued operations for 2008 include the net operating results of our Containerboard, Packaging and Recycling business and Australian operations.

Results of discontinued operations exclude certain general corporate overhead costs that have been allocated to and are included in contribution to earnings for the operating segments.  Discontinued operations include an allocation of net pension and postretirement income or expense.

Summary results of discontinued operations:	Q3		Year-to-date		Q2
	Q3 2009	Q3 2008	Q3 2009	Q3 2008	Q2 2009
Net sales	$-	$514	$-	$3,301	$-

Net earnings from operations (after-tax)	$-	$16	$-	$214	$-
Net gain on divestitures and sales (after-tax)	$-	$464	$-	$464	$-
Net earnings from discontinued operations	$-	$480	$-	$678	$-

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
NET SALES AND REVENUES:
(in millions)

	Q3		Year-to-date		Q2
	Sept. 30,	Sept. 28,	Sept. 30,	Sept. 28,	June 30,
	2009	2008	2009	2008	2009
Timberlands:
Logs:
West	$84	$149	$253	$418	$87
South	39	29	115	60	43
Canada	5	2	7	16	-
Total Logs	128	180	375	494	130
Pay as cut timber sales	10	9	24	21	7
Timberlands sales and exchanges(1)	15	29	59	66	40
Higher and better use land sales (1)	5	1	10	9	4
Minerals, oil and gas	21	18	49	42	14
Products from international operations (2)	13	14	30	27	10
Other products	1	3	11	16	3
	193	254	558	675	208
Wood Products:
Softwood lumber	226	393	677	1,157	229
Engineered solid section	67	114	184	340	62
Engineered I-Joists	47	79	123	238	43
Oriented strand board	63	113	176	328	58
Plywood	25	48	71	164	22
Hardwood lumber	54	72	161	232	56
Other products produced	37	63	119	163	39
Other products purchased for resale	69	124	213	421	85
	588	1,006	1,724	3,043	594
Cellulose Fibers:
Pulp	297	346	833	1,046	255
Liquid packaging board	73	73	216	214	77
Other products	20	28	54	92	17
	390	447	1,103	1,352	349
Real Estate:
Single family housing	185	303	527	986	180
Land development	10	24	37	54	18
Other	1	2	3	14	1
	196	329	567	1,054	199

Corporate and Other	40	88	121	331	41

Containerboard, Packaging and Recycling	-	497	-	3,169	-

Less: sales of discontinued operations	-	(514)	-	(3,301)	-

	$1,407	$2,107	$4,073	$6,323	$1,391

(1)    Higher and better use timberland and other non-strategic timberland are sold through Forest Products subsidiaries.
(2)    Includes logs, plywood and hardwood lumber harvested or produced by our international operations, primarily in South America.

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
STATEMENT OF CASH FLOWS
SELECTED INFORMATION (unaudited)
(in millions)

	Q3		Year-to-date		Q2
	Sept. 30,	Sept. 28,	Sept. 30,	Sept. 28,	June 30,
	2009	2008	2009	2008	2009

Net cash from operations	$34	$(47)	$(276)	$(139)	$126
Cash paid for property and equipment (1)	(38)	(77)	(123)	(282)	(32)
Cash paid for timberlands reforestation (1)	(7)	(9)	(29)	(36)	(7)
Revolving credit facilities, notes and commercial paper borrowings, net	-	(1,211)	-	(381)	-
Payments on debt	(403)	(92)	(422)	(199)	(18)
Proceeds from the sale of assets and operations	313	6,359	350	6,458	29
Cash paid for dividends	(10)	(127)	(116)	(380)	(53)
Loan to pension trust	-	-	(85)	-	-
Repurchases of common stock	-	-	(2)	-	-

(1)  Capital spending is for Forest Products only and excludes Real Estate.

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
NET CONTRIBUTION TO PRE-TAX EARNINGS:
(in millions)

	Q3		Year-to-date		Q2
	Sept. 30,	Sept. 28,	Sept. 30,	Sept. 28,	June 30,
	2009	2008	2009	2008	2009
Timberlands	$219	$107	$325	$322	$66
Wood Products	(97)	(146)	(525)	(587)	(162)
Cellulose Fibers	166	78	297	176	100
Real Estate	(64)	(316)	(210)	(727)	(50)
Corporate and Other	(81)	1,369	(111)	1,439	13
Containerboard, Packaging and Recycling	-	10	-	204	-
	$143	$1,102	$(224)	$827	$(33)

FOOTNOTES TO NET CONTRIBUTION TO PRE-TAX EARNINGS
(includes costs incurred within the company's discontinued operations)
(in millions)

Timberlands includes:			Year-to-date
	Q3 2009	Q3 2008	Q3 2009	Q3 2008	Q2 2009
Charges for restructuring and closures	$(2)	$-	$(7)	$-	$(5)
Gain on sale of 140,000 acres of non-strategic timberlands	163	-	163	-	-
Sale of mineral royalties	6	-	6	-	-
	$167	$-	$162	$-	$(5)

Wood Products includes:			Year-to-date
	Q3 2009	Q3 2008	Q3 2009	Q3 2008	Q2 2009
Charges for restructuring and closures	$(1)	$-	$(64)	$(41)	$-
Goodwill impairments	-	(6)	(3)	(9)	-
Other asset impairments	(4)	(31)	(25)	(77)	(16)
Reserve for litigation	-	-	(19)	(18)	-
Gain on sale of property	-	-	1	-	1
	$(5)	$(37)	$(110)	$(145)	$(15)

Cellulose Fibers includes:			Year-to-date
	Q3 2009	Q3 2008	Q3 2009	Q3 2008	Q2 2009
Charges for restructuring and closures	$-	$-	$(1)	$(1)	$-
Alternative fuel mixture credits	122	-	229	-	107
	$122	$-	$228	$(1)	$107

Real Estate includes:			Year-to-date
	Q3 2009	Q3 2008	Q3 2009	Q3 2008	Q2 2009
Charges for restructuring and closures	$(13)	$-	$(19)	$-	$(2)
Impairment of assets and other related charges - attributable to Weyerhaeuser shareholders	(42)	(236)	(158)	(602)	(50)
Impairment of assets and other related charges - attributable to noncontrolling interest	(4)	(4)	(15)	(62)	(9)
Commercial partnership income	-	12	-	12	-
Sale of partnership interest	-	-	9	-	9
Net gain (loss) on land and lot sales	-	(87)	13	(89)	7
	$(59)	$(315)	$(170)	$(741)	$(45)

Corporate and Other includes:			Year-to-date
	Q3 2009	Q3 2008	Q3 2009	Q3 2008	Q2 2009
Charges for restructuring and closures	$(64)	$(10)	$(123)	$(45)	$(41)
Asset impairments	(31)	(27)	(45)	(55)	(4)
Litigation and insurance settlements	-	-	20	-	20
Environmental reserve adjustment	-	-	-	(17)	-
Gain on Uruguay restructuring	-	-	-	101	-
Gain on sale of Containerboard, Packaging and Recycling business	-	1,173	-	1,173	-
Gain on sale of Australian operations	-	217	-	217	-
Gain on sale of closed facilities	-	-	18	-	18
2008 amendments to US postretirement benefit plans	-	-	-	52	-
Share-based compensation	(4)	(5)	(9)	(22)	(2)
Net foreign exchange gains (losses)	17	(11)	33	(18)	21
Pension and postretirement credits (1)	31	62	92	117	37
	$(51)	$1,399	$(14)	$1,503	$49

(1)	Excludes pension and postretirement included in charges for restructuring and closures above.

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
THIRD PARTY SALES VOLUMES:
(in millions)

	Q3		Year-to-date		Q2
	Sept. 30,	Sept. 28,	Sept. 30,	Sept. 28,	June 30,
	2009	2008	2009	2008	2009
Timberlands (thousands):
Logs - cubic meters:
West	1,156	1,970	3,529	5,401	1,283
South	981	672	2,812	1,486	1,062
Canada	144	83	211	432	3
International	84	53	234	181	73

Wood Products (millions):
Softwood lumber - board feet	803	1,197	2,589	3,706	896
Engineered solid section - cubic feet	3	6	10	18	4
Engineered I-Joists - lineal feet	43	63	105	189	36
Oriented strand board - square feet (3/8")	363	595	1,084	1,903	374
Plywood - square feet (3/8")	84	135	222	449	71
Hardwood lumber - board feet	66	83	193	258	69

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	450	422	1,254	1,311	395
Liquid packaging board - tons	74	77	215	226	77

Real Estate:
Single-family homes sold	593	531	1,838	2,193	790
Single-family homes closed	506	720	1,399	2,433	464
Single-family homes sold but not closed at end of period	997	984	997	984	910

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION  (unaudited)
TOTAL PRODUCTION VOLUMES:
(in millions)

	Q3		Year-to-date		Q2
	Sept. 30,	Sept. 28,	Sept. 30,	Sept. 28,	June 30,
	2009	2008	2009	2008	2009
Timberlands (thousands):
Fee depletion - cubic meters:
West	1,603	2,813	5,191	8,412	1,910
South	2,258	3,021	7,133	9,505	2,495

Wood Products (millions):
Softwood lumber - board feet	777	1,107	2,430	3,474	792
Engineered solid section - cubic feet	3	6	8	18	3
Engineered I-Joists - lineal feet	36	60	80	179	24
Oriented strand board - square feet (3/8")	390	585	1,094	1,952	369
Plywood - square feet (3/8")	48	89	113	258	37
Hardwood lumber - board feet	54	64	157	202	48

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	429	452	1,212	1,324	368
Liquid packaging board - tons	71	75	213	216	77

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

	Sept. 30,	June 30,	Dec. 31,
	2009	2009	2008
Assets

Forest Products
Current assets:
Cash and cash equivalents	$1,624	$1,745	$2,288
Short-term investments	47	60	138
Receivables, less allowances	403	402	429
Receivables for taxes	299	336	73
Receivable from pension trust	285	285	200
Inventories	498	530	702
Prepaid expenses	87	92	101
Deferred tax assets	150	151	159
Total current assets	3,393	3,601	4,090
Property and equipment, net	3,686	3,747	3,869
Construction in progress	108	108	104
Timber and timberlands at cost, less depletion charged to disposals	4,014	4,173	4,205
Investments in and advances to equity affiliates	199	200	202
Goodwill	40	40	43
Deferred pension and other assets	658	600	651
Restricted assets held by special purpose entities	914	916	916
	13,012	13,385	14,080
Real Estate
Cash and cash equivalents	4	1	6
Receivables, less allowances	31	46	74
Real estate in process of development and for sale	828	851	990
Land being processed for development	916	926	882
Investments in unconsolidated entities	16	16	30
Deferred tax assets	396	419	438
Other assets	156	180	195
Consolidated assets not owned	6	18	40
	2,353	2,457	2,655
Total assets	$15,365	$15,842	$16,735

Liabilities

Forest Products
Current liabilities:
Notes payable and commercial paper	$3	$1	$1
Current maturities of long-term debt	41	388	407
Accounts payable	325	314	381
Accrued liabilities	708	816	985
Total current liabilities	1,077	1,519	1,774
Long-term debt	5,150	5,153	5,153
Deferred income taxes	1,663	1,677	1,805
Deferred pension, other postretirement benefits and other liabilities	1,649	1,699	1,566
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	765	766	764
	10,304	10,814	11,062
Real Estate
Long-term debt	404	456	456
Other liabilities	292	294	353
Consolidated liabilities not owned	-	1	17
	696	751	826
Total liabilities	11,000	11,565	11,888

Equity

Equity	4,365	4,277	4,847
Total liabilities and equity	$15,365	$15,842	$16,735

PRELIMINARY RESULTS - SUBJECT TO AUDIT